February 10, 1999

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: First Boston Mortgage Securities Corp., Conduit Mortgage Pass-Through Certificates, Series 1992-3; File No. 333-53115.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of First Boston Mortgage Securities Corp., as depositor under a series 1992-3 Pooling and Servicing Agreement dated as of July 1, 1992, providing for, among other things, the issuance of Conduit Mortgage Pass-Through Certificates, Series 1992-3 is a Current Report on Form 8-K.

          The Conduit Mortgage Pass-Through Certificates, Series 1992-3 will be comprised of two Classes of Certificates designated as the Class 1-A Certificates and the Class 2-A Certificates (collectively, the "Class A Certificates"), and one Class of Certificates designated as the Class R Certificates (together with the Class A Certificates, the "Certificates").

          The Certificates evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be created by First Boston Mortgage Securities Corp. (the "Depositor"), which will hold interests in a pool of mortgage loans (the "Mortgage Loans") secured by mortgages on cooperative apartment buildings and certain other property held in trust for the benefit of the Certificateholders. The Mortgage Loans were originated by National Consumer Cooperative Bank (d/b/a National Cooperative Bank) ("NCB"), or affiliates of NCB, and will be purchased by the Depositor from NCB and transferred by the Depositor to the Trust Fund pursuant to a Pooling and Servicing Agreement, dated as of July 1, 1992, in exchange for the Certificates. The Mortgage Loans in the Mortgage Pool will comprise two separate groups of Mortgage Loans: Loan Group 1 and Loan Group 2 (each, a "Loan Group"). Distributions of principal and interest on the Class 1-A Certificates will be based on payments received on the Mortgage Loans in Loan Group 1. Distributions of principal and interest on the Class 2-A Certificates will be based on payments received on the Mortgage Loans in Loan Group 2. The Mortgage Loans are more fully described in the Prospectus Supplement dated July 17, 1992.

          A limited amount of losses on the Mortgage Loans will initially be covered by amounts in the Cash Collateral Account, as more fully described in the Prospectus Supplement. The initial amount on deposit in the Cash Collateral Account will be approximately 7.0 % of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

          The Certificates were registered under the Securities Act of 1933. As a result, the Registrant is subject to the filing requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date (as defined in the Indenture), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (949) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for First Boston Mortgage Securities Corp., Conduit Mortgage Pass-Through Certificates, Series 1992-3.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  August 25, 1992


                     First Boston Mortgage Securities Corp.
           (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1992, providing for the issuance of Conduit Mortgage Pass-Through Certificates, Series, 1992-3).


                     First Boston Mortgage Securities Corp.
           Conduit Mortgage Pass-Through Certificates, Series 1992-3
            (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                (State or Other Jurisdiction of Incorporation)


              333-53115                                  13-332-0910
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


          Park Avenue Plaza
          New York, New York                                  10055
          (Address of principal executive offices)       (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212)909-7537


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of August 25, 1992.

          Monthly Remittance Statement to the Certificateholders dated as of September 25, 1992.

          Monthly Remittance Statement to the Certificateholders dated as of October 26, 1992.

          Monthly Remittance Statement to the Certificateholders dated as of November 22, 1992.

          Monthly Remittance Statement to the Certificateholders dated as of December 28, 1992.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of July 1, 1992.


          Date:  February 10, 1999          By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX


          Monthly Remittance Statement to the Certificateholders dated as of August 25, 1992.

          Monthly Remittance Statement to the Certificateholders dated as of September 25, 1992.

          Monthly Remittance Statement to the Certificateholders dated as of October 26, 1992.

          Monthly Remittance Statement to the Certificateholders dated as of November 22, 1992.

          Monthly Remittance Statement to the Certificateholders dated as of December 28, 1992.


First Boston Mortgage Securities Corp.
Conduit Mortgage Pass-Through Certificates
 Series 1992-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                                      PRIOR
>                                                               CURRENT
                                    ORIGINAL      PRINCIPAL
>                                REALIZED       DEFERRED      PRINCIPAL
         CLASS                    FACE VALUE        BALANCE       INTEREST
> PRINCIPAL          TOTAL         LOSSES       INTEREST        BALANCE

           1-A                  43,675,652.82  43,675,652.82     294,446.69
>  10,773.67     305,220.36           0.00           0.00  43,664,879.15
           2-A                  48,948,497.19  48,948,497.19     307,833.32
>  46,264.04     354,097.36           0.00           0.00  48,902,233.15
             R                           0.00           0.00           0.00
>       0.00           0.00           0.00           0.00           0.00

TOTALS                          92,624,150.01  92,624,150.01     602,280.01
>  57,037.71     659,317.72           0.00           0.00  92,567,112.30

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                                          PASS-THROUGH
                                                      PRIOR
>                                 CURRENT      RATES
                                                  PRINCIPAL
>                               PRINCIPAL
         CLASS                         CUSIP        BALANCE       INTEREST
> PRINCIPAL          TOTAL        BALANCE        CURRENT           NEXT

           1-A                     319339BK2    1,000.000000       6.741667
>   0.246675       6.988341     999.753325      8.090000%      8.090000%
           2-A                     319339BL0    1,000.000000       6.288923
>   0.945158       7.234080     999.054842      7.546707%      7.546734%
             R                                      0.000000              0
>          0              0              0            NA             NA


SELLER:                                      First Boston Mortgage Securities C
>orp.                                ADMINistrator:  Kellie Muniz
SERVICER:                                    National Consumer Cooperative Bank
>                                         Bankers Trust Company
LEAD UNDERWRITER:                            First Boston Mortgage Securities C
>orp.                                      3 Park Plaza
RECORD DATE:                                    31-Jul-92
>                                         Irvine, CA 92714
DISTRIBUTION DATE:                              25-Aug-92
>                       FACTOR INFORMATION(212) 250-6000
Page 1 of 2
>                                        (c) COPYRIGHT 1991 Bankers Trust Compa
>ny
First Boston Mortgage Securities Corp.
Conduit Mortgage Pass-Through Certificates
 Series 1992-3

Statement  To  Certificateholders


DISTRIBUTION DATE:                                 25-Aug-92

MONTHLY PRINCIPAL ADVANCES
>                                                                   0.00
MONTHLY INTEREST ADVANCES
>                                                               6,015.63
TOTAL MONTHLY ADVANCES
>                                                               6,015.63


TOTAL SERVICING FEES DUE MASTER SERVICER
>                                                               9,648.35
DELINQUENT SERVICING FEES
>                                                                (80.21)
SERVICING FEES FOR THIS PERIOD
>                                                               9,568.14

DELINQUENT AND
>                                                        LOANS
FORECLOSURE LOAN                                            ONE            TWO
>           THREE +                                      IN
INFORMATION                                                 MONTH          MONT
>HS         MONTHS                        FORECLOSURE
PRINCIPAL BALANCE                                                         0
>          0              0                                            0
NUMBER OF LOANS                                                           0
>          0              0                                            0


BOOK VALUE OF ANY REO PROPERTIES
>                                               (SEE ATTACHMENTS IF ANY)


PRINCIPAL PREPAYMENTS
>                                                                      0.00


CLASS 1-A REALIZED LOSSES
>                                                                      0.00
CLASS 2-A REALIZED LOSSES
>                                                                      0.00


RECOVERED MONTHLY ADVANCES
>                                                                      0.00


AMOUNT IN CASH COLLATERAL ACCOUNT
>                                                              6,483,691.00

Page 2 of 2                            (c) COPYRIGHT 1991 Bankers Trust Company



First Boston Mortgage Securities Corp.
Conduit Mortgage Pass-Through Certificates
 Series 1992-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                                      PRIOR
>                                                               CURRENT
                                    ORIGINAL      PRINCIPAL
>                                REALIZED       DEFERRED      PRINCIPAL
         CLASS                    FACE VALUE        BALANCE       INTEREST
> PRINCIPAL          TOTAL         LOSSES       INTEREST        BALANCE

           1-A                  43,675,652.82  43,664,879.15     294,374.06
>  10,855.47     305,229.53           0.00           0.00  43,654,023.68
           2-A                  48,948,497.19  48,902,233.15     307,543.44
>  46,616.10     354,159.54           0.00           0.00  48,855,617.05
             R                           0.00           0.00           0.00
>       0.00           0.00           0.00           0.00           0.00

TOTALS                          92,624,150.01  92,567,112.30     601,917.50
>  57,471.57     659,389.07           0.00           0.00  92,509,640.73

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                                          PASS-THROUGH
                                                      PRIOR
>                                 CURRENT      RATES
                                                  PRINCIPAL
>                               PRINCIPAL
         CLASS                         CUSIP        BALANCE       INTEREST
> PRINCIPAL          TOTAL        BALANCE        CURRENT           NEXT

           1-A                     319339BK2      999.753325       6.740004
>   0.248547       6.988551     999.504778      8.090000%      8.090000%
           2-A                     319339BL0      999.054842       6.283001
>    0.95235       7.235351     998.102493      7.546734%      7.546760%
             R                                      0.000000              0
>          0              0              0            NA             NA


SELLER:                                      First Boston Mortgage Securities C
>orp.                                ADMINistrator:  Kellie Muniz
SERVICER:                                    National Consumer Cooperative Bank
>                                         Bankers Trust Company
LEAD UNDERWRITER:                            First Boston Mortgage Securities C
>orp.                                      3 Park Plaza
RECORD DATE:                                    31-Aug-92
>                                         Irvine, CA 92714
DISTRIBUTION DATE:                              25-Sep-92
>                       FACTOR INFORMATION(212) 250-6000
Page 1 of 2
>                                        (c) COPYRIGHT 1991 Bankers Trust Compa
>ny


First Boston Mortgage Securities Corp.
Conduit Mortgage Pass-Through Certificates
 Series 1992-3

Statement  To  Certificateholders


DISTRIBUTION DATE:                                 25-Sep-92

MONTHLY PRINCIPAL ADVANCES
>                                                                   0.00
MONTHLY INTEREST ADVANCES
>                                                                   0.00
TOTAL MONTHLY ADVANCES
>                                                                   0.00


TOTAL SERVICING FEES DUE MASTER SERVICER
>                                                               9,642.41
DELINQUENT SERVICING FEES
>                                                                   0.00
SERVICING FEES FOR THIS PERIOD
>                                                               9,642.41




DELINQUENT AND
>                                                        LOANS
FORECLOSURE LOAN                                            ONE            TWO
>           THREE +                                      IN
INFORMATION                                                 MONTH          MONT
>HS         MONTHS                        FORECLOSURE
PRINCIPAL BALANCE                                                         0
>          0              0                                            0
NUMBER OF LOANS                                                           0
>          0              0                                            0


BOOK VALUE OF ANY REO PROPERTIES
>                                               (SEE ATTACHMENTS IF ANY)


PRINCIPAL PREPAYMENTS
>                                                                      0.00


CLASS 1-A REALIZED LOSSES
>                                                                      0.00
CLASS 2-A REALIZED LOSSES
>                                                                      0.00


RECOVERED MONTHLY ADVANCES
>                                                                      0.00


AMOUNT IN CASH COLLATERAL ACCOUNT
>                                                              6,483,691.00

Page 2 of 2                            (c) COPYRIGHT 1991 Bankers Trust Company



First Boston Mortgage Securities Corp.
Conduit Mortgage Pass-Through Certificates
 Series 1992-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                                      PRIOR
>                                                               CURRENT
                                    ORIGINAL      PRINCIPAL
>                                REALIZED       DEFERRED      PRINCIPAL
         CLASS                    FACE VALUE        BALANCE       INTEREST
> PRINCIPAL          TOTAL         LOSSES       INTEREST        BALANCE

           1-A                  43,675,652.82  43,654,023.68     294,300.88
>  10,937.87     305,238.75           0.00           0.00  43,643,085.81
           2-A                  48,948,497.19  48,855,617.05     307,251.35
>  46,970.87     354,222.22           0.00           0.00  48,808,646.18
             R                           0.00           0.00           0.00
>       0.00           0.00           0.00           0.00           0.00


TOTALS                          92,624,150.01  92,509,640.73     601,552.23
>  57,908.74     659,460.97           0.00           0.00  92,451,731.99

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                                          PASS-THROUGH
                                                      PRIOR
>                                 CURRENT      RATES
                                                  PRINCIPAL
>                               PRINCIPAL
         CLASS                         CUSIP        BALANCE       INTEREST
> PRINCIPAL          TOTAL        BALANCE        CURRENT           NEXT

           1-A                     319339BK2      999.504778       6.738328
>   0.250434       6.988762     999.254344      8.090000%      8.090000%
           2-A                     319339BL0      998.102493       6.277033
>   0.959598       7.236631     997.142895      7.546760%      7.546786%
             R                                      0.000000              0
>          0              0              0           NA            NA


SELLER:                                      First Boston Mortgage Securities C
>orp.                                ADMINISTRATOR:  Kellie Muniz
SERVICER:                                    National Consumer Cooperative Bank
>                                         Bankers Trust Company
LEAD UNDERWRITER:                            First Boston Mortgage Securities C
>orp.                                      3 Park Plaza
RECORD DATE:                                    30-Sep-92
>                                         Irvine, CA 92714
DISTRIBUTION DATE:                              26-Oct-92
>                       FACTOR INFORMATION(212) 250-6000
Page 1 of 2
>                                        (c) COPYRIGHT 1991 Bankers Trust Compa
>ny
First Boston Mortgage Securities Corp.
Conduit Mortgage Pass-Through Certificates
 Series 1992-3

Statement  To  Certificateholders


DISTRIBUTION DATE:                                 26-Oct-92

MONTHLY PRINCIPAL ADVANCES
>                                                                   0.00
MONTHLY INTEREST ADVANCES
>                                                               7,880.04
TOTAL MONTHLY ADVANCES
>                                                               7,880.04


TOTAL SERVICING FEES DUE MASTER SERVICER
>                                                               9,636.42
DELINQUENT SERVICING FEES
>                                                               (107.29)
SERVICING FEES FOR THIS PERIOD
>                                                               9,529.13



DELINQUENT AND
>                                                        LOANS
FORECLOSURE LOAN                                            ONE            TWO
>           THREE +                                      IN
INFORMATION                                                 MONTH          MONT
>HS         MONTHS                        FORECLOSURE
PRINCIPAL BALANCE                                                         0
>          0              0                                            0
NUMBER OF LOANS                                                           0
>          0              0                                            0


BOOK VALUE OF ANY REO PROPERTIES
>                                               (SEE ATTACHMENTS IF ANY)


PRINCIPAL PREPAYMENTS
>                                                                      0.00


CLASS 1-A REALIZED LOSSES
>                                                                      0.00
CLASS 2-A REALIZED LOSSES
>                                                                      0.00


RECOVERED MONTHLY ADVANCES
>                                                                      0.00


AMOUNT IN CASH COLLATERAL ACCOUNT
>                                                              6,483,691.00

Page 2 of 2                            (c) COPYRIGHT 1991 Bankers Trust Company



First Boston Mortgage Securities Corp.
Conduit Mortgage Pass-Through Certificates
 Series 1992-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                                      PRIOR
>                                                               CURRENT
                                    ORIGINAL      PRINCIPAL
>                                REALIZED       DEFERRED      PRINCIPAL
         CLASS                    FACE VALUE        BALANCE       INTEREST
> PRINCIPAL          TOTAL         LOSSES       INTEREST        BALANCE

           1-A                  43,675,652.82  43,643,085.81     294,227.13
>   1,933.60     296,160.73           0.00           0.00  43,641,152.21
           2-A                  48,948,497.19  48,808,646.18     306,957.02
>  47,328.31     354,285.33           0.00           0.00  48,761,317.87
             R                           0.00           0.00           0.00
>       0.00           0.00           0.00           0.00           0.00

TOTALS                          92,624,150.01  92,451,731.99     601,184.15
>  49,261.91     650,446.06           0.00           0.00  92,402,470.08

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                                          PASS-THROUGH
                                                      PRIOR
>                                 CURRENT      RATES
                                                  PRINCIPAL
>                               PRINCIPAL
         CLASS                         CUSIP        BALANCE       INTEREST
> PRINCIPAL          TOTAL        BALANCE        CURRENT           NEXT

           1-A                     319339BK2      999.254344        6.73664
>   0.044272       6.780911     999.210072      8.090000%      8.090000%
           2-A                     319339BL0      997.142895        6.27102
>     0.9669       7.237920     996.175995      7.546786%      7.546813%
             R                                      0.000000              0
>          0              0              0           NA            NA




SELLER:                                      First Boston Mortgage Securities C
>orp.                                ADMINISTRATORS:  Kellie Muniz
SERVICER:                                    National Consumer Cooperative Bank
>                                         Bankers Trust Company
LEAD UNDERWRITER:                            First Boston Mortgage Securities C
>orp.                                      3 Park Plaza
RECORD DATE:                                    30-Oct-92
>                                         Irvine, CA 92714
DISTRIBUTION DATE:                              25-Nov-92
>                       FACTOR INFORMATION(212) 250-6000
Page 1 of 2
>                                        (c) COPYRIGHT 1991 Bankers Trust Compa
>ny
First Boston Mortgage Securities Corp.
Conduit Mortgage Pass-Through Certificates
 Series 1992-3

Statement  To  Certificateholders


DISTRIBUTION DATE:                                 25-Nov-92

MONTHLY PRINCIPAL ADVANCES
>                                                                   0.00
MONTHLY INTEREST ADVANCES
>                                                               6,015.63
TOTAL MONTHLY ADVANCES
>                                                               6,015.63


TOTAL SERVICING FEES DUE MASTER SERVICER
>                                                               9,630.39
DELINQUENT SERVICING FEES
>                                                                (80.21)
SERVICING FEES FOR THIS PERIOD
>                                                               9,550.18


DELINQUENT AND
>                                                        LOANS
FORECLOSURE LOAN                                            ONE            TWO
>           THREE +                                      IN
INFORMATION                                                 MONTH          MONT
>HS         MONTHS                        FORECLOSURE
PRINCIPAL BALANCE                                                   770,000.00
>          0              0                                            0
NUMBER OF LOANS                                                        1
>          0              0                                            0


BOOK VALUE OF ANY REO PROPERTIES
>                                                  (SEE ATTACHMENTS IF ANY)


PRINCIPAL PREPAYMENTS
>                                                                (6,813.53)

CLASS 1-A REALIZED LOSSES
>                                                                      0.00
CLASS 2-A REALIZED LOSSES
>                                                                      0.00


RECOVERED MONTHLY ADVANCES
>                                                                      0.00

AMOUNT IN CASH COLLATERAL ACCOUNT
>                                                              6,483,691.00

Page 2 of 2                            (c) COPYRIGHT 1991 Bankers Trust Company


First Boston Mortgage Securities Corp.
Conduit Mortgage Pass-Through Certificates
 Series 1992-3

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                                      PRIOR
>                                                               CURRENT
                                    ORIGINAL      PRINCIPAL
>                                REALIZED       DEFERRED      PRINCIPAL
         CLASS                    FACE VALUE        BALANCE       INTEREST
> PRINCIPAL          TOTAL         LOSSES       INTEREST        BALANCE

           1-A                  43,675,652.82  43,641,152.21     294,214.10
>   8,788.90     303,003.00           0.00           0.00  43,632,363.31
           2-A                  48,948,497.19  48,761,317.87     306,660.46
>  47,697.21     354,357.67           0.00           0.00  48,713,620.66
             R                           0.00           0.00           0.00
>       0.00           0.00           0.00           0.00           0.00

TOTALS                          92,624,150.01  92,402,470.08     600,874.56
>  56,486.11     657,360.67           0.00           0.00  92,345,983.97

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                                          PASS-THROUGH
                                                      PRIOR
>                                 CURRENT      RATES
                                                  PRINCIPAL
>                               PRINCIPAL
         CLASS                         CUSIP        BALANCE       INTEREST
> PRINCIPAL          TOTAL        BALANCE        CURRENT           NEXT

           1-A                     319339BK2      999.210072       6.736341
>   0.201231       6.937572     999.008841      8.090000%      8.090000%
           2-A                     319339BL0      996.175995       6.264962
>   0.974437       7.239398     995.201558      7.546813%      7.546840%
             R                                      0.000000              0
>          0              0              0           NA            NA


SELLER:                                      First Boston Mortgage Securities C
>orp.                                ADMINISTRATION:  Kellie Muniz
SERVICER:                                    National Consumer Cooperative Bank
>                                         Bankers Trust Company
LEAD UNDERWRITER:                            First Boston Mortgage Securities C
>orp.                                      3 Park Plaza
RECORD DATE:                                    30-Nov-92
>                                         Irvine, CA 92714
DISTRIBUTION DATE:                              28-Dec-92
>                       FACTOR INFORMATION(212) 250-6000
Page 1 of 2                            (c) COPYRIGHT 1991 Bankers Trust Company


First Boston Mortgage Securities Corp.
Conduit Mortgage Pass-Through Certificates
 Series 1992-3

Statement  To  Certificateholders


DISTRIBUTION DATE:                                 28-Dec-92

MONTHLY PRINCIPAL ADVANCES
>                                                                   0.00
MONTHLY INTEREST ADVANCES
>                                                                   0.00
TOTAL MONTHLY ADVANCES
>                                                                   0.00
TOTAL SERVICING FEES DUE MASTER SERVICER
>                                                               9,625.26
DELINQUENT SERVICING FEES
>                                                                   0.00
SERVICING FEES FOR THIS PERIOD
>                                                               9,625.26

DELINQUENT AND
>                                                        LOANS
FORECLOSURE LOAN                                            ONE            TWO
>           THREE +                                      IN
INFORMATION                                                 MONTH          MONT
>HS         MONTHS                        FORECLOSURE
PRINCIPAL BALANCE                                                         0
>          0              0                                            0
NUMBER OF LOANS                                                           0
>          0              0                                            0

BOOK VALUE OF ANY REO PROPERTIES
>                                               (SEE ATTACHMENTS IF ANY)
PRINCIPAL PREPAYMENTS
>                                                                  10.73

CLASS 1-A REALIZED LOSSES
>                                                                      0
CLASS 2-A REALIZED LOSSES
>                                                                      0

RECOVERED MONTHLY ADVANCES
>                                                                      0

AMOUNT IN CASH COLLATERAL ACCOUNT
>                                                           6,483,691.00

Page 2 of 2                            (c) COPYRIGHT 1991 Bankers Trust Company